Exhibit 10.13
This Indenture of Lease, dated as of March 1, 2001
Witnesseth: that ST. CHARLES PROPERTIES, a Missouri Partnership, having its principal place of bussiness at 26 Baxter Lane, Chesterfield, MO 63017 (the Landlord), hereby leases unto ACF INDUSTRIES, INCORPORATED
A New Jersey corporation having its principal place of business at 110 Clark Street, St. Charles, MO, 63301
(the Tenant), and the Tenant accepts from Landlord, the premises described as 128,626 square feet, Building 91 & 91A outlined on the floor plan(s) and attached hereto as Exhibit A (the Premises) located at Clark and Second Streets, St. Charles, MO (the Building) (said Building, together with the land on which it is located and all other improvements thereon being called the Property), for the term, the rent, and subject to the conditions and covenants hereinafter provided. Parking identified on Exhibit “A” shall be for exclusive use by the Tenant.
The term of this lease shall commence on March 1, 2001 and shall end on February 28, 2006 unless sooner terminated as provided herein, to be occupied and used by the Tenant for manufacturing and office. Landlord hereby grants to Tenant the right, privilege and option to extend the term for two (2) successive periods of five (5) years each under the same terms and conditions except that monthly rent shall be adjusted for one-half (50%) of the increase in the consumer price index (CPI) from the base period beginning 4/1/01 and ending 12/31/05 for the first option and if the second option is exercised, one-half (50%) of the increase in the CPI from the base period beginning 1/1/06 and ending 12/31/10 for the second option period. Tenant shall exercise each option by giving Landlord six months prior written notice of its intent to exercise the option. The maximum rent increase for the first renewal period shall not exceed $.25 per square foot per year and the maximum rent increase for the second renewal period shall not exceed $.25 per square foot per year.
In consideration thereof, the parties covenant and agree as follows:
1. RENT
     (a) The Tenant shall pay to the Landlord as Base Rent, in legal tender, at the Landlord’s office at 26 Baxter Lane, Chesterfield, MO 63017 or as directed from time to time by Landlord’s notice, the monthly amounts as outlined in Exhibit “D” in advance promptly on the first day of every calendar month of the term, except for the first month’s rent which is due and payable on execution, and pro rata, in advance, for any partial month, without demand, the same being hereby waived and without any set-off on deduction whatsoever. Interest at the per annum rate of 10% will be charged retroactive to the first day of the month for rents not paid by the tenth (10th) of the calendar month. Landlord shall notify tenant in writing of late payments. Notwithstanding the foregoing no late payment penalty shall be payable by Tenant until Tenant has received two late payment notices within a twelve calendar month, period. Following receipt of the second late payment notice, late payment penalties shall be payable by Tenant for all late payments made in the twelve month period following the second notice. If no late payments are made in such period, the requirement for two notices shall again apply.
     (b) It is understood that the Base Rent specified in Exhibit “D” does not anticipate any increase in the amount of taxes on the Property. There fore, in order that the rental payable throughout the term of the lease shall reflect any such increase the parties agree as hereinafter in the Section set forth. The annual Base Rent payable pursuant to Exhibit “D” as increased pursuant to Paragraphs (b) and (c) of this Section is hereinafter called the “Rent”. Certain terms are defined as follows:
     Tenant’s Share: For each calendar year commencing with the calendar year following the Base Year, the amount of the Tenant’s pro rata share of the increase in Taxes for the business complex over the Base Year. The Tenant’s Share is agreed to be 27% of such increase for increases in Taxes covering Building 91 and Building 91A. Tenant has the right to contest property taxes should the Landlord not contest such taxes and Tenant shall be given copies of all tax bills.
     Base Year: The Base Year for Taxes as to each separate tax, shall be the fiscal tax year ending 2001. For purposes of computing tax escalation “Base Year” and the comparison year for “Taxes” will be the fiscal tax year separately determined for each separate tax comprising “Taxes”.
     Taxes: (i) All real estate taxes, payable (adjusted after protest or litigation, if any) for any part of the term of this lease, exclusive or discounts, on the Property, (ii) any taxes which shall be levied in lieu of any such taxes or which shall be levied on the gross rentals of the Property computed, in each instance, as if the Building were the sole asset of Landlord, (iii) any special assessments against the property which shall be required to be paid during the calendar year in respect to which taxes are being determined, and (iv) without duplication, the expense of contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period of the item contested and to be apportioned, to the extent appropriate, the Landlord reserves the right to re-compute the additional rent due hereunder in the event of a reduction of Taxes for the Base Year and the Tenant agrees to pay such additional rent when billed.
     (c) In order to provide for current payments on account of an increase in the Taxes over the Base Year the Tenant agrees, at Landlord’s request, to pay, as additional rent, Tenant’s Share due for the ensuing twelve (12) months, as reasonably estimated by Landlord from time to time, in twelve (12) monthly installments, each in an amount equal to 1/12th of Tenant’s Share so estimate by Landlord commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount of such estimated Tenant’s Share. If, as finally determined, Tenant’s Share shall be greater than or be less than the aggregate of all installments so paid on account to the Landlord for such twelve (12) month period, then Tenant shall pay to Landlord the amount of such underpayment, or the Landlord shall credit Tenant for the amount of such overpayment, as the case may be. It is the intention hereunder to estimate the Amount of

Taxes for each year and then to adjust such estimate in the following year based on actual Taxes incurred and/or paid by Landlord. The obligation of the Landlord and Tenant with respect to the payment of Rent shall survive the expiration or termination of this lease. Any payment, refund, or credit made pursuant to this Paragraph (c) shall be made without prejudice to any right of the Tenant to dispute, or of the Landlord to correct, any item(s) as billed pursuant to the provisions hereof.
     (d) Upon receipt of the Landlord’s statement, Tenant does hereby covenant and agree promptly to pay the increases in Rent pursuant to Paragraphs (b) and (c) of this Section as and when the same shall become due and payable, without further demand therefor, and without any set-off or deduction whatsoever. Failure to give such statement shall not constitute a waiver by Landlord of its right to require an increase in Rent nor shall such failure deprive Tenant of a decrease in Rent, as the case may be.
     (e) Within ninety (90) days after receipt of such statement, Tenant or its authorized employee shall have the right to inspect the books of Landlord during the business hours of Landlord at Landlord’s office in the Building or, at Landlord’s option, at such other location that Landlord may specify, for the purpose of verifying information in such statement. Unless Tenant asserts specific error(s) within one hundred-eighty (180) days after delivery of such statement, the statement shall be deemed to be correct.
     (f) No decrease in Taxes shall reduce Tenant’s Rent below the annual Base Rent sot forth in Exhibit “D”.
     (g) Tenant will cause the Premises to be insured against toss or damage by fire and such other hazards, risks and matters covered under so called “all-risk” insurance for the full amount of the replacement cost of the improvements on the Premises (exclusive of foundations). Beginning with calendar year 2002, all policies of insurance shall be issued by insurers reasonably acceptable to Tenant and shall be for limits and upon terms in each instance reasonably acceptable to Tenant.
     (h) All costs and expenses which Tenant assumes or agrees to pay to Landlord pursuant to this lease shall be deemed additional rent and, in the event of non-payment thereof, Landlord shall have all the rights and remedies herein provided for in case of non-payment of Rent.
2. SERVICES
     The Tenant shall provide, at Tenant’s expense, except as otherwise provided, the Following services:

     Services set forth in Exhibit “B” attached hereto and made a part hereof.
     It is understood that Tenant does not warrant that any of the services referred to above, or any other services which Tenant may supply, will be free from interruption, Landlord acknowledging that any one or more such services may be suspended by reason of accident or of repairs, alterations or improvements necessary to be made, or by strikes or lockouts, or by reason of operation of law, or causes beyond the reasonable control of Tenant. Any such interruption or discontinuance of service shall never be deemed a default, or render Tenant liable to Landlord for damages, or relieve Landlord from performance of Landlord’s obligation under this lease.
3. QUIET ENJOYMENT
     So long as the Tenant shall observe and perform the covenants and agreements binding on it hereunder, the Tenant shall at all times during the term herein granted, peacefully and quietly have and enjoy possession of the Premises without any encumbrance or hindrance.
4. CERTAIN RIGHTS RESERVED TO THE LANDLORD

The Landlord reserves the following rights:
     (a) To name the Building and to change the name or street address of the Building
     (b) To install and maintain a sign or signs on the exterior or interior of the Building.
     (c) During the last thirty (30) days of the term, if during or prior to that time the Tenant vacates the Premises, to decorate, remodel, repair, alter or other wise prepare the Premises for re-occupancy, without affecting Tenant’s obligation to pay rental for the Premises.
     (d) To constantly have pass keys to the Premises.
     (e) On reasonable prior notice to the Tenant, to exhibit the Premises to prospective tenants during the last six (6) months of the term, and to any prospective purchaser, mortgagee, or assignee of any mortgage on the Property and to others having a legitimate interest at any time during the term.
     (f) At any time in the event of any emergency, and otherwise at reasonable times to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or the Landlord’s interests, or as may be necessary to be desirable in the operation or improvement of the Building or in order to comply with all laws, orders and requirements of governmental or other authority.

5. ESTOPPEL CERTIFICATE BY TENANT
     The Tenant agrees that from time to time upon not less than ten (10) days prior request by the Landlord, the Tenant will deliver to the Landlord a statement in writing certifying (1) that this lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which the Rent and other charges have been paid, and (c) that, so far as the person making the certificate knows, the Landlord is not in default under any provision of this lease, and, if the Landlord is in default, specifying each such default of which the person making the certificate may have knowledge, it being understood that any such statement so delivered may be relied upon by any landlord under any ground or underlying lease, or any prospective purchase, mortgagee, or any assignee of any mortgage on the Property. The Landlord will give the Tenant an estoppel within ten (10) days after request by Tenant.
6. WAIVER OF CERTAIN CLAIMS
     The Tenant, to the extent permitted by law and to the extent covered by insurance required to be maintained by Tenant herein, waives all claims it may have against the Landlord, and against the Landlord’s agents and employees for damage to person or property sustained by the Tenant or by any occupant of the Premises, or by any other person, resulting from any part of the Property or any equipment or appurtenances becoming out of repair because of a breach of Tenant’s obligations under this Lease, or resulting from any accident in or about the Property or resulting directly or indirectly from any act or neglect of any tenant or occupant of any part of the Properly or of any other person, unless such damage is a result of the negligence or contributory negligence of Landlord, or Landlord’s agents or employees. If any damage results from any act or neglect of the Tenant, the Landlord may, at the Landlord’s option, repair such damage and the Tenant shall thereupon pay to the Landlord the total cost of such repair. All personal property belonging to the Tenant or any occupant of the Premises that is in or on any part of the Properly shall be there at the risk of the Tenant or of such other person only, and the Landlord, its agents and employees shall not be liable for any damage thereto or for the theft or misappropriation thereof unless such damage, theft or misappropriation is a result of the negligence or contributory negligence of Landlord or Landlord’s agents or employees. The Tenant agrees to hold the Landlord harmless and indemnified against claims and liability for injuries to all persons and for damage to or loss of property occurring in or about the Property, due to any act of negligence or default under the lease by the Tenant, its contractors, agents or employees.
     Landlord shall defend, indemnify and hold harmless Tenant Entities from and against any and all Claims arising from or in connection with:
     (a) the conduct or management of the Property or of any business therein, or any work or thing whatsoever done, or any condition created (other than by Tenant) in or about the Property prior to the Commencement Date;
     (b) any act, omission or negligence of Landlord or its agents or employees; or

     (c) any accident, injury or damage whatever occurring in, at or upon the Property as a result of Landlord’s failure to perform its obligations under this Lease;
except to the extent that any of the foregoing arise from the intentional and/or negligent acts or omissions of Tenant.
     To the extent that the Tenant carries hazard insurance on any of its property in the Premises and to the extent that the Landlord carries hazard insurance of the Property, each policy of insurance shall contain, if obtainable from the insurer selected by the Tenant or the Landlord, as the case may be, without additional expense, a provision waiving subrogation against the other party to this lease. If such provision can be obtained only at additional expense, the obligation to obtain such provision shall continue if the other party, on notice shall pay the amount of such additional expense. Each of the parties hereto hereby releases the other to the extent of the limits of the insurance so carried with respect to any liability which the other may have for any damage by fire or other casualty with respect to which the party against whom such release is claimed shall be insured under a policy or policies of insurance containing such provision waiving subrogation. All hazard insurance affecting the Premises and/or any property therein carried by either Landlord or Tenant shall, name the Landlord, the Tenant, and the holder of any first mortgage affecting the Premises as named insureds and as loss payees, as their respective interests may appear.
7. LIABILITY INSURANCE
     Tenant shall, at its expense, maintain during the term, comprehensive public liability insurance, contractual liability insurance and property damage insurance under policies issued by insurers of recognized responsibility, with limits of not less than $3,000,000.00 for personal injury, bodily injury, death, or for damage or injury to or destruction of property (including the loss of use thereof) for any one occurrence. Tenant’s policies shall name Landlord, its agents, servants and employees as additional insureds. At the option of the Landlord, copies of all policies of insurance shall be furnished to Landlord.
8. HOLDING OVER
     If the Tenant retains possession of the Premises or any part thereof after the termination of the term, the Tenant shall be a month to month Tenant and shall pay the Landlord Rent at 115% of the monthly rate specified in Section 1 for the time the Tenant thus remains in possession and, in addition thereto, shall pay the Landlord for all actual damages sustained by reason of the Tenant’s retention of possession. The provisions of this Section do not exclude the Landlord’s rights of re-entry or any other right hereunder.
9. ASSIGNMENT AND SUBLETTING

     (a) The Tenant shall not, without the Landlord’s prior written consent, which consent shall not be unreasonably withheld or delayed, (a) assign, convey, mortgage, pledge, encumber or otherwise transfer (whether voluntarily or otherwise) this lease or any interest under it; (b) allow any transfer thereof or any lien upon the Tenant’s interest by operation of law; (c) sublet the Premises or any part thereof, or (d) permit the use or occupancy of the Premises or any part thereof by any one other than the Tenant. Notwithstanding the foregoing provisions of this Article 9, the Premises may be occupied, from time to time, without Landlord’s consent, by any affiliates, of Tenant, and/or any entity which may be merged or consolidated with Tenant, or into which Tenant may be merged or consolidated. Tenant may assign this lease without Landlord’s consent upon a sale of substantially all of Tenant’s assets or stock. If Tenant is converted to a public company then transfers of stock will not be covered by the prohibition against assignment and do not require consent. As used herein, “affiliate” means:
     “Affiliate” any person or entity which directly or indirectly controls, or is under common control with, or is controlled by, a person or entity and, if such person is an individual, any member of the immediate family (including parents, spouse and descendants) of such individual and any trust whose principal beneficiary is such individual or one or more members of the immediate family of such individual and any person who is controlled by any such member or trust. As used in this definition “control” (including, with its correlative meanings “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of Voting securities or other ownership interests, by contract or otherwise), provided that, in any event, any person or entity which owns directly or indirectly 10% or more of the voting securities or 10% or more of the other ownership interests of any other person or entity will be deemed to control such person or entity.
     (b) If with the consent of the Landlord (if required), this lease be assigned or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent and Additional Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of Tenant’s covenants contained in this lease or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from further performance by Tenant of covenants on the part of Tenant herein contained.
10. CONDITION OF PREMISES
     Tenant’s taking possession of the Premises shall be conclusive evidence as against the Tenant that the premises were in good order and satisfactory condition when the Tenant took possession, except as to latent defects. No promise of the Landlord to alter, remodel, repair or improve the Premises or the Building and no representation respecting the condition of the Premises or the Building have been made by Landlord to Tenant, other than as may be contained herein or in a separate Work Letter Agreement signed by Landlord and Tenant. At the termination of this lease, the Tenant shall return the Premises broom-clean and in as good condition as when the Tenant took possession, ordinary wear and loss by fire or other casualty and condemnation excepted, Failing which the Landlord may restore the Premises to such condition and the Tenant shall pay the cost thereof on demand.
11. USE OF PREMISES
     Tenant shall use the premises for general manufacturing and office purposes, and the Tenant agrees to comply with the to time following rules and regulations and with such reasonable modifications thereof and additions thereto as the Landlord may hereafter from time make for the Building. The Certificate of Occupancy, if any, covering the Building shall permit use of the premises for the purposes herein demised.
     (a) The Tenant will agree not to operate a retail store.
     (b) The Tenant will not make or permit to be made any use of the premises or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this lease or which directly or indirectly is forbidden by public law, ordinance or governmental regulation or which may be dangerous to life, limb, or property, or which may invalidate, or increase the premium cost of any policy of insurance carried on the Building or covering its operations, unless as to the insurance premiums, the cost of the increase in insurance premiums is paid by the Tenant, or which will suffer or permit the premises or any part thereof to be used in any manner or anything to be brought into or kept therein which, in the judgment of Landlord, reasonably exercised, shall in any way impair or tend to impair the character, reputation or appearance of the Property as a high quality office/manufacturing building, or which will impair or interfere with or tend to impair or interfere with any of the services performed by Landlord for the Property.
     (c) Excepting those in place as of the effective date, the Tenant shall not display, inscribe, print, maintain or affix on any place in or about the Building any additional sign, notice, legend, direction, figure or advertisement, except on the doors of the Premises and on the Directory Board, and then only such name(s) and matter, and in such color, size, style, place and materials, as shall first have been approved by the Landlord, which approval shall unreasonably withheld. The listing of any name other than that of Tenant, whether on the doors of the Premises, on the Building Directory, or otherwise, shall not operate to vest any right or interest in this lease or in the Premises or be deemed to be the written consent of Landlord mentioned in Section 9, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant, except for a specified minimum number of listings in the directory to which Tenant will be entitled throughout the term of this lease as agreed to by Tenant and Landlord. Tenant shall be permitted to install the signs identified on Exhibit “C” hereto.
     (d) The Tenant shall not advertise the business, profession or activities of the Tenant conducted in the building in any manner which violates the letter or spirit of any code of ethier adopted by any recognized association or organization pertaining to such business, profession or activities and shall not use the name of the Building for any purposes other than that of the business address of the Tenant, and shall never use any picture or likeness of the Building in any circulars, notices, advertisements or correspondence without the Landlord’s consent.
     (e) The Tenant shall not make any alterations, improvements or additions to the Premises of a structural nature, without the Landlord’s advance written consent. In the event Tenant desires to make any alterations, improvements or additions of a structural nature, Tenant shall first submit to Landlord plans and specifications therefor and obtain landlord’s written approval thereof prior to commencing any such work. All alterations, improvements or additions, Whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises shall become Landlord’s property and shall remain upon the Premises at the termination of this lease without compensation to Tenant (excepting only Tenant’s movable office furniture, trade fixtures, office and professional equipment and all manufacturing equipment and personal property).
     As to alterations, 1) Landlord’s consent shall not be unreasonably withheld or delayed; 2) decorations shall be excluded and Landlord’s consent will not be required; 3) to the extent that Tenant is permitted to make alterations Tenant’s right to make alterations will be limited to alterations that do not change the use nor materially affect the character of the Building unless expressly consented to by Landlord; and 4) Landlord consents to the alterations to be made by Tenant to the Premises in order to ready the same for Tenant’s occupancy of the Premises and agrees that such alterations so made by Tenant in respect to its occupancy of the Premises may be surrendered by Tenant at the expiration or earlier termination of this lease and Tenant shall not be required to restore the Premises to their former condition prior to such alterations.
     Unless the Landlord expressly so advises Tenant at the time that the Landlord consent to the Tenant’s performance of an alteration, Tenant shall be entitled to surrender the Piemises without having to restore such alteration. Tenant’s duty to restore shall be limited to those items which Landlord identifies in advance of construction as being required to be removed from the Premises at the expiration or termination of this lease.
     (f) All persons entering or leaving the Building after hours on Monday through Friday, or at any time on Saturdays, Sundays or holidays, may be required to do so under such regulations as the Landlord may impose. The Landlord may exclude or expel any peddler.
     (g) The Tenant shall not overload any floor. The Landlord may direct the time and manner of delivery, routing and removal, and the location, of safes and other heavy articles.
     (h) Unless the Landlord gives advance written consent, the Tenant shall not install or operate any steam or internal combustion engine or boiler in or about the Premises or use the Premises for housing accommodations or lodging or sleeping purposes, or use any illumination other than electric light, or use or permit to be brought into the Building any inflammable fluids such as gasoline, kerosene, naphtha, and benzene, or any explosives, radioactive materials or other articles deemed extra hazardous to life, limb or property except in a manner which would not violate any ordinance or regulation of the City. The Tenant shall not use the Premises for any illegal or immoral purpose.

     (i) Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or so as to constitute a nuisance to other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.
     (j) Tenant shall see that the doors, and windows, if operable, of the premises and securely locked before leaving the building and must observe strict care and caution closed that all water faucets or water apparatus are entirely shut off before Tenant or Tenant’s employees leave the building so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries or losses sustained by the Building or Landlord.
     In addition to all other liabilities for breach of any covenant of this Section, the shall pay to the Landlord an amount equal to any increase in insurance premiums payable by the Landlord or any other tenant in the Building, caused by such breach. In addition Tenant shall pay all legal costs of the Landlord incurred to enforce any provision of this lease, provided Landlord is successful in such action.
     Landlord shall be under an express duty, for the benefit of Tenant, to uniformly enforce the regulations against other occupants of the development.
12. REPAIRS
     Tenant shall give to Landlord prompt written notice of any damage to, or defectivecondition in any part or appurtenance of the Building’s plumbing, electrical, heat airconditioning or other systems serving, located in, or passing through the Premises. Subject to the provisions of Section 13, the Tenant shall, at the Tenant’s own expense, keep the Premises in good order, condition and repair during the term, the Tenant, at the Tenant’s expense shall keep in repair the elevators, electrical lines, plumbing fixtures located in the Building, heating and airconditioning equipment. The Tenant at the Tenant’s expense shall comply with all laws and ordinances, and all rules and regulations of all governmental authorities and of all insurance bodies at any time in force, applicable to the premises or to the Tenant’s use thereof, except that Tenant shall not hereby be under any obligation to comply with any law, ordinance, rule or regulation requiring any structural alteration of or in connection with the Premises, unless such alteration is required by reason of a condition which has been created by, or at the instance of, the Tenant, or is required by reason of a breach of any of the Tenant’s covenants and agreements hereunder. Landlord shall not be required to make any repairs or replacements of any panels, decoration, office fixtures, railing, ceiling, floor covering, partitions, or any other property installed in the Premises by the Tenant. Landlord shall be responsible for repairs and restoration of the Premises to the extent expressly provided in this lease, including the provisions of Article 13 hereof, and to the extent, that the duties of repair or restoration are not imposed upon the Tenant pursuant to the provisions of this lease.

13. UNTENANTABILITY
     If the Premises are made untenantable in whole or in part by fire or other casualty the Rent, until repairs shall be made or the lease terminated as hereinafter provided, shall be apportioned on a per diem basis according to the part of the premises which is usable by the Tenants. If the damage or destruction to the Premises shall occur during the last three years of the term of this lease (unless the Tenant shall elect or shall have elected to extend the term of this lease as herein provided) and the destruction shall be so substantial that the restoration skill take longer than either (i) one year or (ii) 50% of the balance of the term of this lease to complete, either Landlord or Tenant shall be entitled to terminate this lease. If the damage or destruction occurring at any time during the term of this lease shall be so extensive that the time to complete the restoration or repair of the Premises shall take longer than 12 months, then and in such event, Tenant may terminate this lease by notice to Landlord given within 60 days of the occurrence of such damage or destruction. If such damage or destruction shall be so extensive that the time to complete the restoration or repair of the Premises shall take longer than 18 months, then and in such event Landlord may terminate this lease by notice to Tenant given within 60 days of the occurrence of such damage or destruction. In the event of giving effective notice pursuant to this Section, this lease and the term and the estate hereby granted shall expire on the date fifteen (15) days after the giving of such notice as fully and completely as if such date where the date hereinbefore set for the expiration of the term of this lease. If this lease is not so terminated, the Landlord will promptly repair the damage at the Landlord’s expense.
     Upon the occurrence of any damage or destruction there shall be an abatement of rent as follows:
     (i) if all or substantially all of the Premises are damaged or destroyed or if the portion of the Premises damaged or destroyed is so great that the Tenant cannot feasibly continue to conduct its business in the balance of the Premises not so damaged or destroyed, then, provided Tenant shall vacate the Premises during restoration, all rent shall abate during the period of the restoration.
     (ii) if only a part of the Premises are damaged or destroyed and Tenant can feasibly conduct its business in the balance of the Premises not so damaged or destroyed, rent shall abate so as to be reduced to an amount which shall be a proportion to the portion of the Premises which Tenant continues to occupy.
14. EMINENT DOMAIN
     (a) In the event the whole of the Premises is taken or condemned for a public or quasi-public use or purpose by any authority, then this Lease shall terminate when possession of the Premises is required by the taker, and the Lease and the obligation to pay rent shall thereupon terminate.
     (b) In the event only a part of the Premises shall be taken or condemned for a public or quasi-public use or purpose by any authority, and as a result the balance of the Premises can be used by Tenant for the continued conduct of its business in the same manner as before such taking or condemnation, Landlord shall repair and restore the Premises, in which case the Lease shall not terminate. If this Lease does not terminate, the rent shall abate proportionately based on the applicable rental per square foot Provided, however, Tenant may terminate this Lease and all of its obligations hereunder if the amount of the Premises that it may reasonably use after such condemnation or taking is insufficient for it to conduct its business and use the Premises as anticipated as of the date of this Lease.
     (c) Any award, compensation, or damages shall be paid to and be the property of Landlord, except that Tenant may make a claim for the loss of the property or interests of Tenant, including the moving of Tenant” property or for the interruption of Tenant” business.
     (d) Rent shall be prorated for portions of the premises that are unusable during any period of restoration.
15. LANDLORD’S REMEDIES
     All rights and remedies of the Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this lease provided, the Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements or conditions of this lease.
     (a) If the Tenant shall (i) apply for consent to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (ii) admit in writing its inability to pay its debts as they come due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law other than the federal Bankruptcy Code (v) file an answer admitting the material allegations of a petition filed against the Tenant in any reorganization or insolvency proceeding, other than a proceeding commenced pursuant to the federal bankruptcy court or a federal court sitting as a bankruptcy court, adjudicating the Tenant insolvent or approving a petition seeking reorganization of the Tenant or appointing a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, then, in any of such events, the Landlord may give to Tenant a notice of intention to end the term of this lease specifying a day not earlier than ten (10) days thereafter, and upon the giving of such notice the term of this lease and all right, title and interest of the Tenant hereunder shall expire as fully and completely on the day so specified as if that day were the date herein specifically fixed for the expiration of the term.
     (b) If the Tenant defaults in the payment of Rent and such default continues for ten (10) days after notice, or defaults in the prompt and full performance of any other provision of this lease and such default continues for thirty (30) days after notice, provided, however, if such default cannot readily be cured within such thirty day period, the Tenant shall not be in default provided that within such thirty day period, the Tenant commences the work required to cure such default and thereafter prosecutes such work to completion with diligence and continuity, or if the leasehold interest of the Tenant be levied upon under execution or be attached by process of law, or if the Tenant abandons the premises, then and in any such event the Landlord may, at its election, either terminate the lease and the Tenant’s right to possession of the Premises or, without terminating this lease, endeavor to relet the Premises. Nothing in this article 15 contained shall be construed so as to relieve the Tenant of any obligation, including the payment of Rent, as provided in this lease.
     (c) Upon any termination of this lease, the Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to the Landlord, and hereby grants to the Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess the Landlord of the Premises as of the Landlord’s former estate and to expel or remove the Tenant and any others who may be occupying or with the Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing the Landlord’s right to Rent or any other right given to the Liindlord hereunder or by operation of law.
     (d) If the Tenant abandons the Premises, and the Landlord elects, without terminating the lease, to endeavor to relet the Premises, the Landlord may, at the Landlord’s option enter into the Premises, remove the Tenant’s signs and other evidence of tenancy, and take and hold possession thereof as in Paragraph (c) of this Section provided, without such entry and possession terminating the lease or releasing the Tenant, in whole or in part, from the Tenant’s obligation to pay the Rent hereunder for the full term as hereinafter provided. Upon and after entry into possession without termination of the lease, the Landlord may relet the Premises or any part thereof for the account of the Tenant to any person, firm or corporation other than the Tenant for such rent, for such time and upon such terms as the Landlord shall determine, to be reasonable. In any such case, the Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent deemed by the Landlord necessary or desirable, and the Tenant shall, upon demand, pay the cost thereof, together with the Landlord’s expenses of the reletting. If the consideration collected by the Landlord upon any such reletting for the Tenant’s account is not sufficient to pay monthly the full amount of the Rent reserved in this lease, together with the cost of repairs, alterations, additions, redecorating and the Landlord’s expenses, the Tenant shall pay to the Landlord the amount of each monthly deficiency upon demand.
     (e) If the Landlord elects to terminate this lease in any of the contingencies specified in this Section, it being understood that the Landlord may elect to terminate the lease after and notwithstanding its election to terminate the Tenant’s right to possession as in Paragraph (b) of this Section provided, the Landlord shall forthwith upon such termination be entitled to recover as damages, and not as a penalty, an amount equal to the then present value of the Rent and additional rent provided in this lease for the residue of the stated term hereof, less the present value of the fair rental value of the Premises for the residue of the stated term.
     (f) Any and all property which may be removed from the Premises by the Landlord pursuant to the authority of the lease or of law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. The Tenant shall pay to the Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord’s possession or under the Landlord’s control. Any such property of the Tenant not removed from the Premises or not retaken from storage by the Tenant within thirty (30) days after the end of the term or of the Tenant’s right to possession of the Premises, however terminated, shall be conclusively deemed to have been forever abandoned by the Tenant and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit.
     (g) The Tenant agrees that if it shall at any time fail to make any payment or perform any other act on its part to be made or performed under this lease, the Landlord may, but shall not be obligated to, and after reasonable notice and demand and without waiving, or releasing the Tenant from, any obligation under this lease, make such payment or perform such other act to the extent the Landlord may deem desirable, and in connection therewith to pay expenses and employ counsel. The Tenant agrees to pay a reasonable attorney’s fee if legal action is required to enforce performance by Tenant of any condition, obligation or requirement hereunder and if Landlord is successful in this action. All sums so paid by the Landlord and all expenses in connection therewith, together with interest thereon at the rate of 10% per annum from the date of payment, shall be deemed additional rent hereunder and payable at the time of any installment of Rent thereafter becoming due and the Landlord shall have the same rights and remedies for the non-payment thereof, or of any other additional rent, as in the case of default in the payment of Rent.
16. SUBORDINATION OF LEASE
     The rights of the Tenant under this lease shall be and are subject and subordinate at all times to all ground leases, and/or underlying leases, if any, now or hereafter in force against the Property, and to the lien of any mortgage or mortgages now or hereafter in force against such leases and/or the Property, and to all advances made or hereafter to be made upon the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof, provided that the Landlord under any such ground or underlying lease shall agree that insurance proceeds may be applied to restoration of the improvements on the Premises in accordance with the provisions of this lease, and that upon the termination of such lease or any leasehold estate through which this lease is derived that such Landlord will accept the attornment of Tenant under this lease, and any renewal terms of this lease, provided Tenant attorns to such Landlord, for the balance of the term of this lease, upon all the executory provisions of this lease, and in the case of the holder of any mortgage or mortgages against the property, that such holder agrees that insurance proceeds may be applied to restoration of the improvements on the Premises in accordance with the provisions of this lease, and that such holder agrees that the Tenant under this lease will not be joined in any foreclosure proceedings for the purpose of cutting off the leasehold estate of Tenant in this lease and that thereby Tenant’s possession of the Premises shall remain undisturbed notwithstanding the institution or prosecution of any such foreclosure proceeding. This Section is self-operative and no further instrument of subordination shall be required. In confirmation of such subordination Tenant shall promptly execute such further instruments as may be requested by the Landlord. The Tenant hereby irrevocably appoints the Landlord as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of the Tenant any such instrument or instruments. Tenant, at the option of any mortgagee, agrees to attorn to such mortgagee in the event of a foreclosure sale or deed in lieu thereof.
17. NOTICES AND CONSENTS
     All notices, demands, requests, consents or approvals which may or are required to be given by either parry to the other shall be in writing and shall be deemed given when sent by United States Certified or Registered Mail, postage prepaid, (1) if for the Tenant, addressed to the Tenant at the Building, and to Felicia Buebel, as counsel at American Real Estate Partners, 100 South Bedford Rd., Mt. Kisco, New York 10549 and to Marc Weitzen at 767 Fifth Avenue, Suite 4700, New York, New York 10153 or at such other place as the Tenant may from time to time designate by notice to the Landlord, or (b) if for the Landlord, addressed to the office of the Landlord in the Building with a copy to Landlord addressed to St. Charles Properties, c/o James J. Unger, 26 Baxter Lane, Chesterfield, MO. 63017 or at such other place as the Landlord may from time to time designate by notice to the Tenant. All consents and approvals provided for herein must be in writing to be valid. If the term Tenant as used in this lease refers to more than one person, any notice, consent, approval, request, bill, demand or statement, given as aforesaid to any one of such persons shall be deemed to have been duly given to Tenant.
     Except as specifically provided in this lease, Tenant hereby expressly waives the of intention to terminate this lease or to re-enter the Premises and waives the service demand for payment of Rent or for possession and waives the service of any other notice or demand prescribed by any statute or other law.
18. SPRINKLERS
     If there now is or shall be installed in the Building a “sprinkler system,” and such system or any of its appliances shall be damaged or injured or not in proper working or by reason of any act or omission of the Tenant, Tenant’s agents, servants, employees, licensees or visitors, the Tenant shall forthwith restore the same to good working condition at its own expense; and if the Board of Fire Underwriters of Fire Insurance Exchange or any bureau, department or official of the state or city government require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant’s business, or the location of partitions, trade fixtures, or other contents, of the Premises, or if any changes, modifications, alterations, additional sprinkler heads or other equipment, become necessary because of Tenant’s business or the location of partitions, trade fixtures or other contents of the premises to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said exchange, or by any fire insurance company, Tenant shall, at the Tenant’s expense, promptly make and supply such changes, modifications, alterations, additional sprinkler head or other equipment.

19. NO ESTATE IN LAND
     This contract and lease shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord.
20. INVALIDITY OF PARTICULAR PROVISIONS
     If any clause or provision of this lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or effective during its term, the intention of the parties hereto is that the remaining parts of this lease shall not be affected thereby unless such invalidity is, in the sole determination of lease shall not be affected thereby unless such invalidity is, in the sole determination of Landlord, essential to the rights of both parties in which event Landlord has the right to terminate this lease on written notice to Tenant.
21. WAIVER OF BENEFITS
     Tenant waives the benefits of all existing and future Rent Control Legislation and Statutes and similar governmental rules and regulations, whether in time or war or not, extent permitted by law.
22. WAIVER OF TRIAL BY JURY
     It is mutually agreed by and between Landlord and Tenant that the respective hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant’s use or occupancy of the Premises, and any emergency statutory or any other statutory remedy.
23. MISCELLANEOUS TAXES
     Tenant shall pay prior to delinquency all taxes assessed against or levied upon its occupancy of the Premises, or upon the fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises, if nonpayment thereof shall give rise to a lien on the real estate, and when possible Tenant shall cause said fixtures, furnishings, improvements, equipment and other personal property to be assessed and billed separately from the property of Landlord. In the event any or all of the Tenant’s fixtures, furnishings, equipment and other personal property, or upon Tenant’s occupancy of the Premises, shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant’s fixtures, furnishings, improvements, equipment or personal property.

     Excluded from taxes covered by Section 23 should be the income, franchise, excise, estate or inheritance taxes. Taxes, in each instance, should be computed as if the properly was the sole asset of Landlord, and if the tax is imposed by law upon Landlord, then it should be the Landlord’s burden to pay that tax and the Tenant should only be required to pay taxes which are by statute or common law the responsibility of Tenant.
24. SPECIAL STIPULATIONS
     (a) No receipt of money by the Landlord from the Tenant after the termination of this lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the term of this lease or affect any such notice, demand or suit or imply consent for any action for which Lanlord’s consent is required.
     (b) No waiver of any default of the Tenant hereunder shall be implied from any omission by the Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified express waiver and that only for the time and to the extent therein stated.
     (c) The term “Landlord” as used in this lease, so far as covenants or agreements part of the Landlord are concerned shall be limited to mean and include only the owner or of any owners of the Landlord’s interest in this lease at the time in question, and in the event transfer or transfers of such interest the Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all personal liability as respects the performance of any covenants or agreements on the part of the Landlord contained in this lease thereafter to be performed.
     (d) It is understood that the Landlord may occupy portions of the Building in the conduct of the Landlord’s business. In such event, all references herein to other tenants of the Building shall be deemed to include the Landlord as an occupant.
     (e) The term “City” as used in this lease shall be understood to mean the City in which the Property is located.
     (f) All of the covenants of the Tenant hereunder shall be deemed and construed to be “conditions” as well as “covenants” as though the words specifically expressing or importing covenants and conditions were used in each separate instance.
     (g) The Tenant agrees that, upon receiving a written request from the Landlord, the Tenant will within ten (10) days deliver a copy of this lease, or, if the Landlord so requests, a Memorandum of this lease, in recordable form to the Landlord. Tenant shall not record this lease or a memorandum thereof, without the prior written consent of the Landlord.
     (h) Neither party has made any representations or promise, except as contained herein, or in some further writing signed by the party making such representation or promise.

     (i) In the absence of fraud, no person, firm or corporation, or the heirs, legal representatives, successors and assigns, respectively, thereof, executing this lease as agent, trustee or in any other representative capacity shall ever be deemed or held individually liable hereunder for any reason or cause whatsoever. By signing this lease the signatory represents that the signatory has authority to sign and to bind the entity for which such signatory has signed .
     (j) In event of variation or discrepancy, the Landlord’s original copy of the lease shall control.
     (k) Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Landlord and the Tenant and their respective heirs, legal representatives and successors, and assigns in the event this lease has been assigned with the express, written consent of the Landlord, or as otherwise provided hereunder.
     (1) If because of any act or omission of Tenant, its employees, agents, contractors, or subcontractors, any mechanic’s lien or other lien, charge or order for the payment of money shall be filed against Landlord, or against all or any portion of the Premises, or the Building of which the Premises are a part, Tenant shall, at its own cost and expense, cause the same to be discharged of record, within thirty (30) days after the filing thereof, and Tenant shall indemnify and save harmless Landlord against and from all costs liabilities, suits, penalties, claim and demands, including reasonable attorneys’ fees resulting therefrom.
     (m) It is understood and agreed that this lease shall not be binding until and parties have signed it.
     Exhibits A, B, C and D, consisting of 4 pages are attached hereto and become part of this lease.
     In Witness Whereof, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

ACF INDUSTRIES, INCORPORATED		ST. CHARLES PROPERTIES

By	/s/ Harry L. Mckinstry	By	/s/ James J. Unger

	Harry L. Mckinstry Tenant		James J. Unger Landlord
	Vice President — Controller		General Partner

Attest:
/s/ Nancy Collins

Asst. Secretary

ASSIGNMENT AND ASSUMPTION OF LEASE
          THIS ASSIGNMENT AND ASSUMPTION OF LEASE is made as of April 1, 2005, among ACF INDUSTRIES LLC (a successor to ACF INDUSTRIES, INCORPORATED, a New Jersey Corporation), a Delaware limited liability company (“Assignor”), having an address at, 620 North Second Street, St. Charles, Missouri 63301, AMERICAN RAILCAR INDUSTRIES, INC., a Missouri corporation (“Assignee”), having an address at 100 Clark Street, St. Charles, Missouri 63045, and ST. CHARLES PROPERTIES, a Missouri Partnership (“Landlord”), having an address at 26 Baxter Lane, Chesterfield, Missouri 63017.
          IN CONSIDERATION of the mutual covenants herein contained and other valuable consideration, the receipt of which is hereby acknowledged, Assignor, Assignee and Landlord hereby covenant and agree as follows:
          1. By Indenture dated March 1, 2001, Landlord leased to Assignor the premises more particularly described on Exhibit A thereto, located at Clark and Second Street, St. Charles, Missouri, (as amended through the date hereof, the “Lease”).
          2. Assignor hereby assigns unto Assignee, its successors and assigns, all of the right, title and interest of the Assignor as tenant under the Lease, to have and to hold from this date, for the remainder of the term, subject to the rents, covenants, conditions and other provisions of the Lease.
          3. Assignee, for itself and its successors and assigns, covenants with Assignor and its successors and assigns that from and after this date, it assumes and agrees unconditionally to be bound by and to pay, perform, observe and discharge all of the covenants, conditions, agreements, terms and obligations of the tenant under the Lease accruing from and after the date hereof.
          4. Landlord hereby consents to the assignment of the tenant’s interest under the Lease by Assignor to Assignee, and hereby releases Assignor from all the obligations of the tenant under the Lease accruing from and after the date hereof.
          5. Landlord hereby represents (a) that all rent and additional rent due under the Lease have been paid through March 31, 2005, (b) that there are no defaults (or an event which, with notice or lapse of time or both, would constitute a default) under the Lease, and (c) neither the tenant nor any affiliate of the tenant has exercised any purchase option or first refusal right, if any, contained in the Lease.
[Signature Page Follows]

          ASSIGNOR, ASSIGNEE and the LANDLORD have executed this Assignment and Assumption of Lease as of the date set forth above.

ASSIGNOR:	ACF INDUSTRIES LLC

	By:	/s/ Mark A. Crinnion

Name: Mark A. Crinnion
Title: Vice President-Treasurer

ASSIGNEE:	AMERICAN RAILCAR INDUSTRIES, INC.

	By:	/s/ Alan C. Lullman

Name: Alan C. Lullman
Title: Senior Vice President Sales & Marketing

LANDLORD:	ST. CHARLES PROPERTIES

	By:	/s/ James J. Unger

Name: James J. Unger
Title: Partner
[Signature Page to Assignment and Assumption of Lease made as of April 1, 2005]